UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): July 3, 2023

EVOFEM BIOSCIENCES, INC.

(Exact name of registrant as specified in its charter)

Delaware	001-36754	20-8527075
(State or other jurisdiction	(Commission	(I.R.S. Employer
of incorporation)	File Number)	Identification No.)

7770 Regents Road, Suite 113-618

San Diego, California 92122

(Address of principal executive offices)

(858) 550-1900

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
Common stock, par value $0.0001 per share	EVFM	OTCQB

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01	Entry into a Material Definitive Agreement

Securities Purchase Agreement

On July 3, 2023, Evofem Biosciences, Inc., a Delaware corporation (the “Company”), entered into a securities purchase agreement (“SPA”) with certain investors (the “Investors”) providing for the sale and issuance of senior subordinate convertible notes due in the aggregate original principal amount of $1,500,000 (the “Notes”) and warrants (“Warrants”) to purchase an aggregate 1,200,000 shares of common stock, par value $0.0001 per share (the “Common Stock”) (collectively, the “Offering”).

The Offering closed on July 3, 2023 (the “Closing Date”) and as a result, the Company issued an aggregate $1,500,000 in the aggregate principal amount of Notes and Warrants to purchase 1,200,000 shares of Common Stock. Each Investor paid approximately $650 for each $1,000 of the principal amount of Notes and Warrants. The net amount of proceeds to the Company from the Offering, after deducting expenses from the Offering was approximately $965,000.

The Company may not effectuate the conversion or the exercise of the Notes and/or Warrants, and the applicable holder will not be entitled to convert or exercise any portion of any such Notes and/or Warrant, which, upon giving effect to such conversion or exercise, would cause the aggregate number of shares of Common Stock beneficially owned by the holder of such Note and/or Warrant (together with its affiliates) to exceed 4.99% of the number of shares of Common Stock outstanding immediately after giving effect to the conversion or exercise, as such percentage ownership is determined in accordance with the terms of such Notes and/or Warrants.

Warrants

The Warrants are exercisable into shares of Common Stock at an exercise price of $1.25 per share (“Exercise Price”) and allows for cashless exercise. The Company is to reserve for issuance, under the Warrants, the maximum number of shares of Common Stock to satisfy the Required Reserve Amount (as defined therein). In the event the Company does not maintain Required Reserve Amount, the Company shall pay cash in exchange for the cancellation of such Warrants exercisable at a price equal to the sum of (i) the product of (x) such number of Authorization Failure Shares and (y) the greatest Closing Sale Price of the Common Stock on any Trading Day during the period commencing on the date the Holder delivers the applicable Exercise Notice. If on any of the thirtieth (30th), sixtieth (60th), ninetieth (90th), one hundred twentieth (120th), and/or one hundred and eightieth (180th), as applicable, calendar day after the Closing Date (the “Adjustment Date”), the Exercise Price then in effect is greater than the Market Price (as defined by the SPA) then in effect (the “Adjustment Price”), on the Adjustment Date the Exercise Price shall automatically lower to the Adjustment Price. The Warrants expire on the fifth (5th) anniversary date from the Issuance Date.

Notes

The Notes will be the senior subordinate obligations of the Company and not the financial obligations of our subsidiaries. The principal amount of the Notes accrue interest at a rate of 8% per annum (the “Interest Rate”), which will adjust to 12% upon an Event of Default (the “Default Rate”). The Notes are convertible at conversion price of $1.25 per share, subject to adjustment as described therein. Unless earlier converted, or redeemed, the Notes will mature on March 6, 2026, which we refer to herein as the “Maturity Date”, subject to the right of the investor to extend the date:

(i) if an event of default under the Notes has occurred and is continuing (or any event shall have occurred and be continuing that with the passage of time and the failure to cure would result in an event of default under the Notes) and

(ii) for a period of 20 business days after the consummation of a fundamental transaction if certain events occur.

We are required to pay a late charge of 12% per annum (“Late Charges”) on any amount of principal or other amounts that are not paid when due. We are required to pay, on the Maturity Date, all outstanding principal, accrued and unpaid interest and accrued and unpaid late charges on such principal and interest, if any.

Beneficial Ownership Limitation on Conversion

The Notes may not be converted, and shares of common stock may not be issued under the Notes if, after giving effect to the conversion or issuance, the applicable holder of the Notes (together with its affiliates, if any) would beneficially own in excess of 4.99% of our outstanding shares of common stock, which we refer to herein as the “Note Blocker”. The Note Blocker may be raised or lowered to any other percentage not in excess of 9.99% at the option of the applicable holder of Notes, except that any raise will only be effective upon 61-days’ prior notice to us.

Fundamental Transactions

The Notes prohibit us from entering specified fundamental transactions (including, without limitation, mergers, business combinations and similar transactions) unless we (or our successor) is a public company that assumes in writing all of our obligations under the Notes.

Change of Control Redemption Right

In connection with a change of control of the Company, each holder may require us to redeem in cash all, or any portion, of the Notes at the greater of the product of the 125% redemption premium multiplied by (i) the conversion amount to be redeemed, (ii) the product of the conversion amount to be redeemed multiplied by the equity value of our common stock underlying the Notes and (iii) the product of the conversion amount to be redeemed multiplied by the equity value of the change of control consideration payable to the holder of our common stock underlying the Notes.

The equity value of our common stock underlying the Notes is calculated using the greatest closing sale price of our common stock during the period immediately preceding the consummation or the public announcement of the change of control and ending the date the holder gives notice of such redemption.

The equity value of the change of control consideration payable to the holder of our common stock underlying the Notes is calculated using the aggregate cash consideration per share of our common stock to be paid to the holders of our common stock upon the change of control.

Covenants

The Notes contain a variety of obligations on our part not to engage in specified activities, which are typical for transactions of this type, as well as the following covenants:

○	All payments under the Notes shall be made pari passu with all other Notes and shall be senior to all other Indebtedness other than Permitted Senior Indebtedness and Permitted Indebtedness secured by Permitted Liens;

○	we and our subsidiaries will not initially (directly or indirectly) incur any other indebtedness except for permitted indebtedness;

○	we and our subsidiaries will not initially (directly or indirectly) incur any liens, except for permitted liens;

○	we and our subsidiaries will not, directly or indirectly, redeem or repay all or any portion of any indebtedness (except for certain permitted indebtedness) if at the time the payment is due or is made or, after giving effect to the payment, an event constituting, or that with the passage of time and without being cured would constitute, an event of default has occurred and is continuing;

○	we and our subsidiaries will not redeem, repurchase or pay any dividend or distribution on our respective capital stock;

○	we and our subsidiaries will not initially, directly or indirectly, permit any indebtedness to mature or accelerate prior to the Maturity Date of the Notes; and

○	we will maintain engagement with an independent auditor to audit our financial statements that is registered with the Public Company Accounting Oversight Board.

Events of Default

The Notes contain standard and customary events of default including but not limited to: (i) the failure of the Registration Statement (pursuant to the Registration Rights Agreement) to be filed with the SEC on or prior to five days prior to the Filing Deadline (as defined therein); (ii) the lapse of the effectiveness of that Registration Statement, the suspension from trading on the Eligible Market; (iii) the failure to cure a Conversion Failure (as defined therein) (iv) the failure to maintain the Authorized Share Allocation (as defined therein); (v) failure to make payments when due under the Notes; (vi) bankruptcy or insolvency of the Company; and/or (vii) the occurrence of default under redemption or acceleration prior to Maturity of an aggregate $100,000 of Indebtedness (as defined therein).

If an event of default occurs, each holder may require us to redeem all or any portion of the Notes (including all accrued and unpaid interest and late charges thereon), in cash, at the greater of a 125% redemption premium multiplied by the conversion amount to be redeemed, and solely with respect to certain events of the default, the equity value of our common stock underlying the Notes.

The equity value of our common stock underlying the Notes is calculated using the greatest closing sale price of our common stock on any trading day immediately preceding such event of default and the date we make the entire payment required.

Subsequent Placement Optional Redemption Rights

At any time from and after the earlier of (x) the date the Holder becomes aware of the occurrence of a Subsequent Placement (as defined in the Securities Purchase Agreement) (the “Holder Notice Date”) and (y) the time of consummation of a Subsequent Placement (in each case, other than with respect to Excluded Securities (as defined in the Securities Purchase Agreement)) (each, an “Eligible Subsequent Placement”), so long as No Permitted Senior Indebtedness remains outstanding or undefeased (unless the Company has obtained the prior written consent of such holders of Permitted Senior Indebtedness) (the “Senior Debt Condition”), the Holder shall have the right, in its sole discretion, to require that the Company redeem (each an “Subsequent Placement Optional Redemption”) all, or any portion, of the Conversion Amount under this Note not in excess of (together with any Subsequent Placement Optional Redemption Amount (as defined in the applicable other Note of the Holder) of any other Notes of the Holder) the Holder’s Holder Pro Rata Amount of 25% of the gross proceeds of such Eligible Subsequent Placement (the “Eligible Subsequent Placement Optional Redemption Amount”).

Asset Sale Optional Redemption

At any time from and after the earlier of (x) the date the Holder becomes aware of the occurrence of an Asset Sale (including any insurance and condemnation proceeds thereof) and (y) the time of consummation of an Asset Sale (other than sales of inventory and product in the ordinary course of business and amounts reinvested in assets to be used in the Company’s business within 12 months of the date of consummation of such Asset Sale) (each, an “Eligible Asset Sale”), subject to the satisfaction of the Senior Debt Condition, the Holder shall have the right, in its sole discretion, to require that the Company redeem (each an “Asset Sale Optional Redemption”) all, or any portion, of the Conversion Amount under this Note not in excess of (together with any Asset Sale Optional Redemption Amount (as defined in the applicable other Note of the Holder) of any other Notes of the Holder) the Holder’s Holder Pro Rata Amount of 100% of the net proceeds (including any insurance and condemnation proceeds with respect thereto, but excluding legal and investment banking reasonable fees and expenses) of such Eligible Asset Sale (the “Eligible Asset Sale Optional Redemption Amount”) by delivering written notice thereof (an “Asset Sale Optional Redemption Notice”) to the Company.

The Notes will be governed by, and construed in accordance with, the laws of the State of New York without regard to its conflicts of law principles.

Registration Rights Agreement

In connection with the Offering, the Company has entered into a Registration Rights Agreement (the “RRA”) wherein the Company is required to file a Registration Statement on Form S-1 on (x) the 90th calendar day after the Closing Date and (y) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the date on which the Company was required to file such additional Registration Statement pursuant to the terms of this Agreement.

The Company is required to obtain effectiveness of the Registration Statement on Form S-1 on the earlier of (A) the 90th calendar day after the Closing Date and (B) the second (2nd) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review and (ii) with respect to any additional Registration Statements that may be required to be filed by the Company pursuant to this Agreement, the earlier of the (A) 90th calendar day following the date on which the Company was required to file such additional Registration Statement and (B) second (2nd) Business Day after the date the Company is notified (orally or in writing, whichever is earlier) by the SEC that such Registration Statement will not be reviewed or will not be subject to further review.

The Company shall pay to each holder of Registrable Securities relating to such Registration Statement an amount in cash equal to two percent (2%) of such Investor’s original principal amount stated in such Investor’s Note on the Closing Date (1) on the date of such Filing Failure, Effectiveness Failure, Maintenance Failure or Current Public Information Failure, as applicable, and (2) on every thirty (30) day anniversary of (I) a Filing Failure until such Filing Failure is cured; (II) an Effectiveness Failure until such Effectiveness Failure is cured; (III) a Maintenance Failure until such Maintenance Failure is cured; and (IV) a Current Public Information Failure until the earlier of (i) the date such Current Public Information Failure is cured and (ii) such time that such public information is no longer required pursuant to Rule 144 (in each case, pro-rated for periods totaling less than thirty (30) days).

The foregoing is intended to provide a summary of the terms of the agreements and securities related to the Offering. This summary is qualified in its entirety by reference to the full text of the agreements, each of which is attached as an exhibit to this Current Report on Form 8-K (this “Report”) as Exhibit 10.1, 10.2, 10.3 and 10.4, respectively. Readers should review those agreements for a complete understanding of the terms and conditions associated with these transactions. The representations, warranties and covenants contained in the agreements relating the Offering were made as of a specified date, may be subject to a contractual standard of materiality different from what might be viewed as material to investors, or may have been used for the purpose of allocating risk between the parties. Accordingly, the representations and warranties in the agreements relating the Offering are not necessarily characterizations of the actual state of facts about the Company and its subsidiaries at the time they were made or otherwise and should be read only in conjunction with the other information that the Company makes publicly available in reports, statements and other documents filed with the Securities and Exchange Commission (the “Commission”).

Item 9.01	Financial Statements and Exhibits.

Exhibit No.	Description
10.1	Form of Securities Purchase Agreement
10.2	Form of Senior Subordinated Convertible Note
10.3	Form of Warrant
10.4	Form of Registration Rights Agreement
104	Cover Page Interactive Data File (formatted as Inline XBRL)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

EVOFEM BIOSCIENCES, INC.

Dated: July 10, 2023	By:	/s/ Saundra Pelletier
Saundra Pelletier
Chief Executive Officer

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